SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2002

                              AOL TIME WARNER INC.

             (Exact name of registrant as specified in its charter)


              Delaware                   1-15062               13-4099534
             ------------------------------------------------------------
         (State or other jurisdiction  (Commission           (I.R.S. Employer
           of incorporation)            File Number)         Identification No.)

                 75 Rockefeller Plaza, New York, New York 10019
                 ----------------------------------------------
              (Address of principal executive offices) (zip code)


                                  212 484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)


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Item 5.           Other Events.

     On July 8, 2002, AOL Time Warner Inc. entered into two new, long-term revolving credit facilities with $10 billion in aggregate availability to replace two bank credit facilities maturing later this year. These new facilities consist of a $6 billion 5-year revolving credit facility and a $4 billion 364-day revolving credit facility with a two-year term-out option.

Item 7.           Exhibits.

Exhibit           Description
-------           -----------

99.1 $6 Billion Five-Year Revolving Credit Agreement, dated as of July 8, 2002, among AOL Time Warner Inc., Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance /Newhouse Partnership, AOL Time Warner Finance Ireland, as Borrowers, the Lenders party thereto from time to time, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN AMRO Bank N.V. and BNP Paribas, as Co-Documentation Agents, with associated Guarantees.

99.2 $4 Billion 364-Day Revolving Credit Agreement, dated as of July 8, 2002, among AOL Time Warner Inc., Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance /Newhouse Partnership, AOL Time Warner Finance Ireland, as Borrowers, the Lenders party thereto from time to time, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN AMRO Bank N.V. and BNP Paribas, as Co-Documentation Agents, with associated Guarantees.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AOL TIME WARNER INC.


                                         By: /s/ Wayne H. Pace
                                             -----------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                     Chief Financial Officer

Date:      July 10, 2002

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1        $6 Billion Five-Year Revolving Credit Agreement, dated as of
            July 8, 2002, among AOL Time Warner Inc., Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance/Newhouse Partnership, AOL Time Warner Finance Ireland, as Borrowers, the Lenders party thereto from time to time, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN AMRO Bank N.V. and BNP Paribas, as Co-Documentation Agents, with associated Guarantees.

99.2 $4 Billion Revolving Credit Agreement, dated as of July 8, 2002, among AOL Time Warner Inc., Time Warner Entertainment Company, L.P., Time Warner Entertainment-Advance/Newhouse Partnership,
            AOL Time Warner Finance Ireland, as Borrowers, the Lenders party thereto from time to time, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN AMRO Bank N.V. and BNP Paribas, as Co-Documentation Agents, with associated Guarantees.